UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 10, 2004

                            OREGON STEEL MILLS, INC.
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(Exact name of registrant as specified in its charter)

      DELAWARE                       1-9887                 94-0506370
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(State or other jurisdiction      (Commission              (IRS Employer
 of incorporation)                 File Number)             Identification No.)


1000 S.W. BROADWAY, SUITE 2200; PORTLAND, OREGON                97205
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(Address of principal executive offices)                      (Zip code)


                                 (503) 223-9228
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

             Effective September 10, 2004, CF&I Steel, L.P. dba Rocky Mountain Steel Mills ("RMSM"), a majority-owned subsidiary of Oregon Steel Mills, Inc. ("Company") and the United Steel Workers of America ("Union") finalized the settlement of the labor dispute ("Settlement") as more specifically set forth in the Rocky Mountain Steel Mills Labor Dispute Settlement Agreement and Modification Agreement. A brief description of the Settlement is contained in the press release from the Company which is attached as Exhibit 99.1.

             A full description of the terms and conditions of the Settlement is set forth in the Rocky Mountain Steel Mills Labor Dispute Settlement Agreement and Modification Agreement listed as Exhibits
             10.1 and 10.2 and incorporated by reference into this current report.

SECTION 7 - REGULATION FD

ITEM 7.01.  REGULATION FD DISCLOSURE

             On September 13, 2004, the Company issued a press release announcing the Settlement and the filing of a S-3 registration statement with the Securities and Exchange Commission.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

EXHIBIT
NUMBER            DESCRIPTION

10.1 Rocky Mountain Steel Mills Labor Dispute Settlement Agreement and Attachment J (filed as Exhibit 10.18 to the Company's Registration Statement on Form S-3 (SEC Reg. No. 333-118959)).

10.2 Modification Agreement dated as of September 10, 2004 (filed as Exhibit 10.19 to the Company's Registration Statement on Form S-3 (SEC Reg. No. 333-118959)).

99.1 Oregon Steel Mills, Inc. Company Press Release dated September 13, 2004, regarding the final settlement of the labor dispute agreement and filing of the S-3 registration statement.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            OREGON STEEL MILLS, INC.
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                                  (Registrant)



Date:  September 15, 2004               By:       /s/ Jeff S. Stewart
       -------------------              ----------------------------------------
                                          Jeff S. Stewart
                                          Corporate Controller
                                          (Principal Accounting Officer)